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                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

            (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)

                       Supplement dated January 16, 1998
                     to the Prospectus dated August 4, 1997

The individuals on the management team who are primarily responsible for the day-to-day management of the AIM GLOBAL AGGRESSIVE GROWTH FUND (the "Fund") are
A. Dale Griffin, III, Robert M. Kippes, Clas G. Olsson, Paul A. Rogge, Barrett
K. Sides and Kenneth A. Zschappel.

Mr. Zschappel is Assistant Vice President of AIM Capital Management, Inc. and has been responsible for the Fund since January 1998. Mr. Zschappel has been associated with AIM and/or its subsidiaries since 1990 and has seven years of experience as an investment professional.